UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 26, 2007
COMMUNITY FIRST, INC.
(Exact name of registrant as specified in charter)

Tennessee	0-49966	04-3687717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 South James M. Campbell Blvd. Columbia, Tennessee (Address of principal executive offices)	38401 (Zip Code)
(931) 380-2265
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
     On October 26, 2007, Community First, Inc. (the “Company”) completed its previously announced acquisition of 100% of the outstanding shares of common stock of First National Bank of Centerville, a national banking association (the “Bank”). Pursuant to the terms of the Agreement and Plan of Reorganization and Share Exchange, dated as of August 1, 2007 (the “Reorganization Agreement”), by and between the Company and the Bank, the Company has acquired all of the outstanding shares of stock of the Bank in exchange for $22.8 million in cash. The Company will use the entire proceeds of its recently completed $15 million trust preferred offering and the proceeds of an $8 million return of capital distribution to be paid to the Company by the Bank to finance the payment of the cash consideration.
Item 7.01 Regulation FD.
     On October 29, 2007, the Company issued a press release announcing the completion of the Company’s acquisition of all of the outstanding shares of the Bank’s common stock. A copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of the businesses acquired.
     The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed.
(b) Pro forma financial information.
     The pro forma financial statements required by Item 9.01(b) of Form 8-K will be furnished by amendment within 71 calendar days after the date this report on Form 8-K must be filed.
(d) Exhibits.
2.1	Agreement and Plan of Reorganization and Share Exchange, dated as of July 31, 2007, by and between Community First, Inc. and The First National Bank of Centerville (Pursuant to Item 601(b)(2) of Regulation S-K, the schedules of this agreement are omitted, but a supplemental copy will be furnished to the Securities and Exchange Commission upon request.) (Incorporated by reference herein to Exhibit 2.1 of the Company’s Current Report on Form 8-K as filed with the Securities and Exchange Commission on August 1, 2007)

99.1	Press Release dated October 29, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY FIRST, INC.
By:	/s/ Dianne Scroggins
Dianne Scroggins
Chief Financial Officer

Date: October 29, 2007

EXHIBIT INDEX

No.	Exhibit
2.1
Agreement and Plan of Reorganization and Share Exchange, dated as of July 31, 2007, by and between Community First, Inc. and The First National Bank of Centerville (Pursuant to Item 601(b)(2) of Regulation S-K, the schedules of this agreement are omitted, but a supplemental copy will be furnished to the Securities and Exchange Commission upon request.) (Incorporated by reference herein to Exhibit 2.1 of the Company’s Current Report on Form 8-K as filed with the Securities and Exchange Commission on August 1, 2007)

99.1	Press Release dated October 29, 2007

4